                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                             1934 (Amendment No.)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement                    [_] Confidential, for Use of
                                                       the Commission Only (as
[X] Definitive Proxy Statement                         Permitted by Rule 14a-6
                                                       (e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11 (c) or (S)240.14a-12

                                 I. G. E. INC.
  -------------------------------------------------------------------------
                Name of Registrant as Specified In Its Charter)


                                 I. G. E. INC.
  -------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

IGE
                                I. G. E., Inc.
                                 P.O. Box 222
                            Hillsboro, Texas 76645

                                 254.582.2669
                               Fax 254.582.0968
                               Lnc@hillsboro.net

                                                                       Bob Royal
                                                                             CEO
January 12, 2000

To I.G.E., INC., Stockholders:

Pursuant to the Special Stockholders Meeting. The Management of I.G.E., INC.,
(IGE) has successfully negotiated with the oldest and largest Viatical Settlement Company in the world, Life Partners, Inc. (LPI), a Texas Corporation, to enter into an agreement, whereby IGE will acquire all assets, trademarks, licenses, data bases, intellectual property, operations and name ("Life Partners") and all other operating assets.

The Board of Directors and your President believe that this acquisition has excellent potential to maximize shareholder wealth. LPI's cash flow is derived from fees generated from its clients for whom LPI purchases all or part of discounted life insurance policies (Viatical Settlements) from terminally ill people through LPI. Management is very excited about the opportunity presented by this proposed acquisition. Our goal is to acquire this profitable operations and name. Its historical and future earnings are capable of substantially increasing the value of the Company's stock quote.

As was recommended, IGE's Common Stock was reversed 1 share for 20 shares, so that IGE is now in position to issue 95% (9,500,000 shares) of the Company's Common Stock to LPI in consideration for the acquisition.

The current Company's Management will resign their positions as Officers and Directors of IGE. New Officers and Directors will be elected by the Stockholders and IGE's name will be changed to Life Partners, Inc., at the Special Stockholders Meeting to be held the 19/th/ day of January 2000.

Current Management believes that the operations and management of LPI will turn all IGE's Stockholders Stock from nothing to something.

Your Management recommends all Stockholders support this transactions.

Yours truly,

/s/ BOB ROYAL
Bob Royal, President

[LOGO OF IGE]

                                 I.G.E., INC.
                                 P.O. Box 222
                            Hillsboro, Texas 76645


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 19, 2000

          Notice is hereby given that the Special Meeting of Stockholders of I.G.E., INC., (hereinafter referred to as the "Company") will be held at the Offices of Life Partners, Inc., 6614 Sanger Ave., Waco, Texas. 76710, at 9:00 a.m. local time for the following purpose:

          1. To acquire all assets, trademarks, licenses, data bases, intellectual property, operations, name ("Life Partners") and all other operating assets, in exchange for 95% (9,500,000 shares) of IGE's Common Stock.

          2. To elect the following Officers and Directors , Brian D. Pardo, Director, Chairman of the Board, President and CEO, R. Scott Peden, Director, Vice President, Secretary and Clerk, Jacquelyn Davis Chief Financial Officer, Treasurer, Kurt Carr, Vice President and John G. McCaig Assistant Clerk.

          3. To change the name and the state of incorporation from I.G.E., Inc., to Life Partners, Inc., and any other state of incorporation.

          A proxy Statement is included so you may record your vote. If you are unable to attend the meeting. Please sign and return the proxy to the address listed above.

          I.G.E., INC.,
          P.O. Box 222
          Hillsboro, Texas 76645


          By order of the Board of Directors Bob Royal, President

[LOGO OF IGE]

                                PROXY STATEMENT


                                      OF


                                 I.G.E., INC.
                                 P.O. Box 222
                            Hillsboro, Texas 76645

                  SPECIAL MEETING OF STOCKHOLDERS TO BE HELD

                               January 19, 2000

           This Proxy Statement is being furnished to the stockholders of IGE, INC., a Massachusetts Corporation, (the "Company") in concention with the solicitation of proxies by the Board of Directors of the Company for use at the Special Stockholders Meeting to be held at 9:00 A.M. local time, January 19, 2000, at The Offices of Life Partners, Inc., 6614 Sanger Avenue, Waco, Texas 76710. This Proxy Statement and the accompanying form of proxy are being first sent or given to shareholders on or about January 12, 2000.

                             REVOCABILITY OF PROXY

           The proxies being solicited by the Board of Directors may be revoked by any shareholder giving the proxy at any time prior to the meeting by giving notice of such revocation to the Company, in writing, at the address of the Company provided above. The proxy may also be revoked by any shareholder giving such proxy by appearing at the meeting and advising the Chairman of the meeting of his intent to revoke the proxy.

                        DISSENTERS! RIGHT OF APPRAISAL

           The laws of the State of Massachusetts make no provision for any dissenters right or rights of appraisal in connection with the matters to be considered at the Special Stockholders Meeting. The failure of a shareholder to vote against the proposal will not constitute a waiver of any rights otherwise afforded to any such shareholder by the laws of the State of Massachusetts.

                            EXPENSE OF SOLICITATION

           The expenses preparing and mailing of this Proxy Statement and the accompanying form of Proxy to Stockholders of the Company are being paid by the Company. Solicitation will be by mail and by personal solicitation by Directors and Officers of the Company without special compensation. The Company is also requesting you mail your proxies as soon as possible.

                  VOTING SECURITIES AND BENEFICIAL OWNERSHIP

           As of the record date for the determination of shareholders entitled to vote at the meeting, the total number of common shares at $0.01 par value outstanding and entitled to vote was approximately 500,000 shares. The holders of such shares are entitled to vote for each share held on the record date. There is no cumulative voting on the election of Directors.

                          VOTE REQUIRED FOR APPROVAL

           A majority of the shares of common stock outstanding at the record date must be represented at the Special Stockholders Meeting in person or by proxy in order for a quorum to be present, but without further notice to shareholders until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Special Stockholders Meeting for each share of common stock registered in such shareholders name at the record date. The affirmative vote of the holders of at least a majority of common shares issued and outstanding is necessary to approve the election of Directors.

[LOGO OF IGE]

                     ACQUISITION OF ONE OR MORE COMPANIES

            The Board of Directors approved to acquire all the assets, trademarks, licenses, data bases, intellectual property, operations and name "Life Partners" and all other operating assets. by issuing 95% (9,500,000 shares) of I.G.E., Inc., Common Stock.

                      ELECTION OF OFFICERS AND DIRECTORS

            The Board of Directors voted to elect Officers and Directors, Brian
            D. Pardo, Director, Chairman of the Board, President, CEO, R. Scott Peden, Vice President, Secretary and Clerk, Jacquelyn Davis, Chief Financial Officer, Treasurer, Kurt Carr, Vice President and John G. McCaig, Assistant Clerk.

                    NAME AND STATE OF INCORPORATION CHANGE

            The Board of Directors approved for the Company to change its name from I.G.E., Inc., to Life Partners, Inc., and to change the state of incorporation to any other state.

                                 OTHER MATTERS

            The Board of Directors knows of no other matters which are likely to be brought before the meeting. However if any other matters, not now known or determined, come before the meeting the persons named in the enclosed form of proxy or their substitutes will vote such proxy in accordance with their judgement in such matters.

            Proxy Statement dated January 12, 2000.

[LOGO OF IGE]

                                     PROXY

                                 I.G.E., INC.
                                 P.O. Box 222
                            Hillsboro, Texas 76645

The undersigned hereby appoints, Bob Royal as proxy, with full power to substitution, and hereby authorizes him to represent and vote as designated below, all shares of Common Stock of I.G.E., Inc., at the Special Stockholders Meeting to be held January 19, 2000.

1. To acquire all the assets, trademarks, licenses, data bases, intellectual property, operations and name "Life Partners" and all other operating assets, in consideration for the issuance of 95% (9,500,000 Shares) of I.G.E., INC., post-split stock to LPI..
          ____For
          ____Against
          ____Abstain

2. To ratify the elections of the Officers and Directors elected by the Board of Directors, as listed in the Proxy Statement.
          ____For
          ____Against
          ____Abstain

3. To change the name and the state of incorporation. I.G.E., Inc., to Life Partners, Inc., to any other state.
          ____For
          ____Against
          ____Abstain

4. In their discretion, the Proxies are authorities to vote upon such other business as may properly come before the meeting.

If no direction is made, this proxy will be voted for proposals 1, 2, 3 and 4.

Please sign exactly as name appears on stock certificate.


________________________________________
Signature

________________________________________
Please Print Name Plainly